UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2019 (July 17, 2019)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value 6,553,371 Outstanding at July 24, 2019	SBFG	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On July 17, 2019, the Boards of Directors of SB Financial Group, Inc. (“SB Financial”) and The State Bank and Trust Company (“State Bank”) appointed Keeta J. Diller (“Ms. Diller”) to serve as Executive Vice President, Chief Risk Officer of State Bank. Ms. Diller also serves as the Corporate Secretary of SB Financial.

Ms. Diller, age 63, joined State Bank in 1990 as a member of the Accounting Department. In 1996, she was promoted to Accounting Supervisor responsible for the supervision of general accounting functions, accounts payables, reconciliations, payroll cost coding and analysis and the enhancement to and implementation of company policies and procedures. In 1996, she also was appointed Corporate Secretary of the Holding Company as well as SBFG/Rurban’s Stock Transfer Agent. In 2010, Ms. Diller was appointed Internal Auditor. Her responsibilities included performing audits and evaluating whether policies and processes were designed and operating effectively and to provide recommendations for improvement. She is a member of the Northwest Ohio Auditor’s Association and past Treasurer and President. In 2012, Ms. Diller became the Director of Operations of State Bank as well as Audit Coordinator. In 2018, Ms. Diller was appointed Chief Enterprise Risk Management Officer responsible for the company’s risk management program including compliance, CRA, Fair Lending, BSA, Loan Review and audit.

She is a graduate of the Ohio School of Banking. She has completed numerous bank specific courses including Graduate School of Banking courses and is CPS certified.

Ms. Diller does not have any family relationship with any member of SB Financial’s Board of Directors or any of SB Financial’s executive officers. Neither Ms. Diller nor any member of her immediate family has had any business transactions or relationships with SB Financial or any of its subsidiaries that would require disclosure under Item 404(a) of SEC Regulation S-K. However, Ms. Diller and members of her immediate family may enter into banking transactions with State Bank in the future in the ordinary course of business and in compliance with applicable federal and state laws and regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: July 24, 2019	By:	/s/ Mark A. Klein
Mark A. Klein
Chairman, President and CEO

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